UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 16, 2025

____________________________

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI Boulevard
Dallas, Texas 75243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 479-3773

____________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2025, Richard K. Templeton notified the Board of Directors of Texas Instruments Incorporated (the “Company”) that he will retire as executive chairman and as a member of the Board on December 31, 2025. The Board has appointed Haviv Ilan, the Company’s president and chief executive officer, as the Company’s new chairman, effective on Mr. Templeton’s retirement.

ITEM 7.01 Regulation FD Disclosures.

The Company’s press release dated October 16, 2025, regarding the planned retirement of Mr. Templeton and Mr. Ilan’s appointment, is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

Designation of Exhibit in this Report	Description of Exhibit

99	Registrant’s News Release Dated October 16, 2025 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: October 16, 2025	By:	/s/ Katie Kane
Katie Kane
Senior Vice President, Secretary and
General Counsel